INCOME TAXES, Reconciliation of Beginning and Ending Balance (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Reconciliation of Unrecognized Tax Positions [Roll Forward]
Unrecognized tax position, beginning of year	$ 2,370	$ 1,177
Increase due to acquisition	307	0
Decrease related to prior years' tax positions	(280)	0
Increases related to current years' tax positions	1,203	1,935
Decreases due to lapses of statutes of limitations	(516)	(742)
Unrecognized tax position, end of year	3,084	2,370
Uncertain tax benefits that would impact effective tax rate	2,635
Unrecognized tax benefits, net of deferred tax assets	$ 449	$ 246